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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: JUNE 30, 2005
                        (Date of earliest event reported)


                         TRAVELCENTERS OF AMERICA, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                      333-52442                36-3856519
          --------                      ---------                ----------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

      24601 Center Ridge Road, Suite 200, Westlake, Ohio         44145-5639
      --------------------------------------------------         ----------
           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:   (440) 808-9100
                                                     ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01  REGULATION FD DISCLOSURE

         On June 30, 2005, we issued a press release regarding the expiration of our previously announced cash tender offer and consent solicitation for our 12 3/4% Senior Subordinated Notes due May 1, 2009 (the "Notes"). In connection with the tender offer and consent solicitation, we have received valid tenders and consents from holders of $187,000,000 aggregate principal amount (representing approximately 98.42%) of the outstanding Notes. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

         99.1     Press release dated June 30, 2005

      The press release and other reports and statements issued or made by the Company from time to time include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to our future prospects, developments and business strategies. The statements contained in this report that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties. We have used the words "may," "will," "expect," "anticipate," "believe," "estimate," "plan," "intend" and similar expressions in this report to identify forward-looking statements. These forward-looking statements are made based on our expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by forward-looking statements. The following factors are among those that could cause our actual results to differ materially from the forward-looking statements: (i) changes in interest rates, and (ii) the successful consummation of our refinancing plan and our tender offer and consent solicitation process.

      All of our forward-looking statements should be considered in light of these factors and all other risks discussed from time to time in our filings with the Securities and Exchange Commission. We do not undertake to update our forward-looking statements to reflect future events or circumstances.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         TRAVELCENTERS OF AMERICA, INC.



                                     By: /s/   James W. George
                                         --------------------------
                                         James W. George,
                                         Executive Vice President,
                                         Chief Financial Officer and Secretary




Date:  June 30, 2005


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